

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund VIII, Ltd. at December 31, 1999, and its statement of income for the twelve months then ended and is qualified in its entirety by reference to the Form 10-K of CNL Income Fund VIII, Ltd. for the twelve months ended December 31, 1999.
</LEGEND>

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          DEC-31-1999
<PERIOD-START>                             JAN-01-1999
<PERIOD-END>                               DEC-31-1999
<CASH>                                       1,503,989
<SECURITIES>                                         0
<RECEIVABLES>                                  118,218
<ALLOWANCES>                                     5,764
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      17,454,788
<DEPRECIATION>                               1,985,698
<TOTAL-ASSETS>                              31,479,495
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  30,315,367
<TOTAL-LIABILITY-AND-EQUITY>                31,479,495
<SALES>                                              0
<TOTAL-REVENUES>                             3,238,061
<CGS>                                                0
<TOTAL-COSTS>                                  690,605
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                              2,810,064
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          2,810,064
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 2,810,064
<EPS-BASIC>                                          0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund VIII, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

